UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 14, 2021

DIGITAL TURBINE, INC.

_____________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-35958	22-2267658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 San Antonio Street, Suite 160, Austin, TX 78701

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	512 387 7717

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	APPS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.

Presented below are the voting results for the proposals, described in detail in the Definitive Proxy Statement of Digital Turbine, Inc. (the “Company”) filed with the Securities and Exchange Commission on July 29, 2021, submitted to our stockholders at the Company’s fiscal year 2022 annual meeting of stockholders held on September 14, 2021 (the “Annual Meeting”).

At of the close of business on July 22, 2021, the record date for the Annual Meeting, a total of 96,093,031 shares of our common stock and 100,000 shares of our Series A preferred stock ("Preferred Stock"), which are convertible into 20,000 shares of common stock, were outstanding and entitled to vote at our Annual Meeting. The Preferred Stock is entitled to vote together with the common stock as a single class (on an as-converted to common stock basis) on any matters submitted to the holders of our common stock.

At the Annual Meeting, the aggregate number of shares present or represented by valid proxy was 70,564,717 shares or 73.42% of shares entitled to vote. Therefore, a quorum was present for purposes of the Annual Meeting.

Proposal 1	Election of Directors The stockholders elected seven directors to serve until the annual meeting of stockholders in fiscal year 2023 with the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Vote
Robert Deutschman	47,832,989	516,259	22,215,469
Roy H. Chestnutt	48,009,924	339,324	22,215,469
Holly Hess Groos	48,205,993	143,255	22,215,469
Mohan S. Gyani	47,530,544	818,704	22,215,469
Jeffrey Karish	47,880,449	468,799	22,215,469
Michelle M. Sterling	47,921,991	427,257	22,215,469
William G. Stone III	48,117,462	231,786	22,215,469

Proposal 2

Advisory Vote on Executive Compensation

The non-binding advisory resolution approving the compensation of the Company's named executive officers, commonly referred to as "say-on-pay", was approved with the following vote:

For	Against	Abstain	Broker Non-votes
46,456,919	1,685,123	207,205	22,215,470

Proposal 3	Appointment of Grant Thornton LLP as Independent Registered Public Accounting Firm

The appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2022, was ratified with the following vote:

For	Against	Abstain	Broker Non-votes
70,138,603	356,339	69,772	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2021	Digital Turbine, Inc.

/s/ Barrett Garrison
By: Barrett Garrison
Its: Executive Vice President, Chief Financial Officer

3